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Exhibit 10.30

EXECUTION COPY

FOURTH AMENDMENT TO
INTERACTIVE HEALTH LLC CREDIT AGREEMENT AND
FIRST AMENDMENT TO PARENT PLEDGE AGREEMENT

        This Fourth Amendment to Credit Agreement ("Fourth Amendment") is made as of this 30th day of June, 2004 by and among Interactive Health LLC, a Delaware limited liability company ("Company"), Interactive Health, Inc., a Delaware corporation ("Holdings") and Comerica Bank, a Michigan banking corporation ("Bank").

RECITALS

        A.    Company and Bank entered into that certain Interactive Health LLC Credit Agreement dated as of December 30, 2003, as amended by that certain First Amendment dated as of January 30, 2004, that certain Second Amendment dated as of February 13, 2004 and that Third Amendment dated as of March 22, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

        B.    Company's parent, Interactive Health, Inc. (the "Parent") had commenced a registered public offering of its common stock, par value $.001 per share (the "Proposed Initial Public Offering") which it subsequently abandoned.

        C.    The Parent incurred substantial non-recurring cash expenses in connection with the Proposed Initial Public Offering.

        D.    Company has requested that Bank make certain amendments to the Credit Agreement in connection therewith, and Company and Holdings have requested that Bank make certain amendments to the Parent Pledge Agreement, and Bank is willing to do so, but only on the terms and conditions set forth in this Fourth Amendment.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which, are hereby acknowledged, the Company and the Bank agree as follows:

1.
Replacement Schedules.    The Replacement Schedules referred to below (and identified as the Attachments listed below) shall replace the existing Schedules, as applicable, in their entirety:

Replacement Schedule	Attachment
Schedule 1.1 (EBITDA Adjustments)	2
2.
The first sentence of Section II(E) of the Parent Pledge Agreement is hereby amended and restated as follows:

    "Pledgor hereby guarantees to the Bank the due and punctual payment to the Bank when due, whether by acceleration or otherwise, of the Indebtedness, including, without limitation, principal, interest (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding by or against the Company, whether or not a claim for post-filing or post-petition interest is allowed in such a proceeding), and all other liabilities and obligations, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with the Credit Agreement or the other Loan Documents, whether such Indebtedness is now existing or hereafter arising."

3.
This Fourth Amendment shall become effective (according to the terms hereof) on the date (the "Fourth Amendment Effective Date") that the following conditions have been fully satisfied by the

  Company (the "Conditions") (which shall be confirmed by the Bank by the delivery and release to the Company of its signature page to this Fourth Amendment):

  (a)
  Bank shall have received via facsimile (followed by the prompt delivery of original signatures) counterpart originals of this Fourth Amendment, in each case duly executed and delivered by the Company and the Bank.

  (b)
  Bank shall have received the Reaffirmation of Loan Documents, executed and delivered by each Loan Party in the form attached to this Fourth Amendment as Attachment 1.

  (c)
  Bank shall have received a certification from the Company and each of the Loan Parties dated as of the Fourth Amendment Effective Date that, after giving effect to the amendments contained herein, (a) execution and delivery of this Fourth Amendment and the other Loan Documents required to be delivered hereunder, and the performance by the Loan Parties of their respective obligations under the Credit Agreement as amended hereby (herein, as so amended, the "Amended Credit Agreement") are within such undersigned's powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organic documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Fourth Amendment, of any governmental body, agency or authority, and the Amended Credit Agreement and the other Loan Documents required to be delivered hereunder will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Sections 7.1 through 7.14, inclusive, of the Amended Credit Agreement are true and correct on and as of the Fourth Amendment Effective Date (except to the extent such representations specifically relate to an earlier date), and (c) on and as of the Fourth Amendment Effective Date, after giving effect to this Fourth Amendment and Consent, no Default or Event of Default shall have occurred and be continuing.

  (d)
  Each Loan Party shall have delivered revisions or updates to the Schedules of the Credit Agreement and the Security Agreement, or shall have provided a certification that no change shall have occurred with respect to any such Schedules.

  (e)
  Company shall have paid to Bank all interest, fees and other amounts, if any, owed to the Bank and accrued to the Fourth Amendment Effective Date.

4.
Except as specifically set forth above, this Fourth Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Revolving Credit Notes issued thereunder or any of the other Loan Documents. Nor shall this Fourth Amendment constitute a waiver or release by the Bank of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Revolving Credit Notes issued thereunder or any of the other Loan Documents. Furthermore, this Fourth Amendment shall not affect in any manner whatsoever any rights or remedies of the Bank with respect to any other non-compliance by the Company with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

5.
Company and each other Loan Party hereby acknowledges and agrees that this Fourth Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of the Company, any other Loan Party or any other party or any rights, privilege or remedy of the Bank under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.

6.
Except as specifically defined to the contrary herein, capitalized terms used in this Fourth Amendment shall have the meanings set forth in the Credit Agreement.

7.
This Fourth Amendment may be executed in counterpart in accordance with Section 11.11 of the Credit Agreement.

8.
This Fourth Amendment shall be construed in accordance with and governed by the laws of the State of Michigan.

[Signature Page Follows]

        WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK		INTERACTIVE HEALTH LLC
By:	/s/ [ILLEGIBLE]	By:	/s/ Craig P. Womack
Its:	Managing Director	Its:	CEO
INTERACTIVE HEALTH, INC.
		By:	/s/ Craig P. Womack
		Its:	CEO

Attachment 1 to Fourth Amendment

REAFFIRMATION OF CERTAIN LOAN DOCUMENTS

        This Reaffirmation of Loan Documents dated as of June 30, 2004 ("Reaffirmation") executed by the undersigned is delivered in connection with that certain Interactive Health LLC Credit Agreement (as amended or otherwise modified from time to time, the "Credit Agreement") dated as of December 30, 2003 by and between the Interactive Health LLC ("Company") and Comerica Bank ("Bank"), and reaffirms the following documents, each executed in favor of the Bank and dated as set forth below (collectively, the "Reaffirmed Loan Documents"):

  (a)
  the Guaranty dated as of February 13, 2004, executed by Interactive Health Finance Corp. ("Guarantor");

  (b)
  the Parent Pledge Agreement dated as of February 13, 2004, executed by Interactive Health, Inc. ("Holdings") under the Revolving Credit and Term Loan Agreement, as amended by that certain Fourth Amendment to Interactive Health LLC Credit Agreement and First Amendment to Parent Pledge Agreement dated as of June 30, 2004; and

  (c)
  the Security Agreement dated as of February 13, 2004, executed by the Company and Guarantor, as amended by that certain First Amendment to Security Agreement and Joinder Agreement dated as of February 13, 2004.

1.
Each of the undersigned acknowledges that the Company and Bank have executed the Fourth Amendment to the Interactive Health LLC Credit Agreement and First Amendment to Parent Pledge Agreement dated as of June 30, 2004 (the "Fourth Amendment").

2.
Each of the undersigned hereby ratifies and confirms its obligations under the Reaffirmed Loan Documents to which such undersigned is a party and agrees that such Reaffirmed Loan Documents remain in full force and effect after giving effect to the effectiveness of the Credit Agreement, as amended by the Fourth Amendment and that, upon such effectiveness, all references in such Reaffirmed Loan Documents to the "Credit Agreement" shall be references to the Credit Agreement, as amended by the Fourth Amendment.

3.
This Reaffirmation may be executed by the various parties on separate counterparts. This Reaffirmation shall be construed in accordance with and governed by the laws of the State of Michigan. This Reaffirmation shall be binding upon the undersigned, the Bank and their respective successors and assigns. This Reaffirmation shall be effective as of the date hereof.

4.
Except as specifically defined to the contrary herein, capitalized terms used in this Reaffirmation shall have the meanings set forth in the Credit Agreement.

        WITNESS, the due execution hereof as of the date and year first above written.

INTERACTIVE HEALTH LLC
By
Name
Its:
Title
INTERACTIVE HEALTH, INC.
By
Name
Its:
Title
INTERACTIVE HEALTH FINANCE CORP.
By
Name
Its:
Title

ATTACHMENT 2

Replacement Schedule 1.1

(EBITDA Adjustments)

Schedule 1.1

CONSOLIDATED EBITDA
AND
EBITDA ADJUSTMENTS

Part I

FOR THE FISCAL QUARTERS ENDED
SEPTEMBER 30, 2003 AND DECEMBER 31, 2003

        To the extent deducted from Consolidated Net Income for the fiscal quarters ended September 30, 2003 and December 31, 2003, any charges, premiums or expenses incurred in connection with the acquisition of the Company in August 2003.

Part II

FOR THE FISCAL QUARTERS ENDED MARCH 31, 2004 AND JUNE 30, 2004

        To the extent deducted from Consolidated Net Income for the fiscal quarter ended March 31, 2004 or June 30, 2004: (i) any non-recurring cash expenses related to the issuance of the Senior Notes; and (ii) any charges, premiums or expenses incurred as a result of the repayment of the Investor Subordinated Debt (as defined in the Credit Agreement before giving effect to the Fourth Amendment thereto), including, without limitation, the redemption premium to be paid in connection therewith.

Part III

FOR THE FISCAL QUARTERS ENDED JUNE 30, 2004 AND SEPTEMBER 30, 2004

        To the extent deducted from Consolidated Net Income for the fiscal quarter ended June 30, 2004 and September 30, 2004, any non-recurring cash expenses related to the Proposed Initial Public Offering.

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FOURTH AMENDMENT TO INTERACTIVE HEALTH LLC CREDIT AGREEMENT AND FIRST AMENDMENT TO PARENT PLEDGE AGREEMENT